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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

                 Municipal Bond Investments (the "Portfolio")

 Supplement dated November 30, 2001 to the Prospectus dated December 29, 2000

   The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on page 36 "Principal investment strategies." Defined terms have the same meaning as set forth in the Prospectus.

   The Portfolio invests at least 80% of its net assets in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's obligations generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

TK 2088 12/00 S8